TURNER FUNDS

                        SUPPLEMENT DATED AUGUST 11, 2004
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                 DATED JANUARY 31, 2004 ("ADDITIONAL STATEMENT")


This supplement provides new and additional information beyond that contained in the Additional Statement and should be read in conjunction with such Additional
Statement:

Effective July 27, 2004, the following description of Trustee Alfred C. Salvato will replace the current description under the heading "Non-Interested Trustees" on page S-50 of the Additional Statement:

         ALFRED C. SALVATO (DOB 01/09/58) - Trustee and Chairman since 1996 and 2004, respectively, and - Treasurer, Thomas Jefferson University Health Care Pension Fund (hospital pension fund) since 1995, and Assistant Treasurer, 1988-1995.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-FS1-025-17